SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant :
Filed by a Party other than the Registrant 9

Check the appropriate box:

| | Preliminary Proxy Statement               | | Confidential, For Use of
                                                  the Commission Only (as
|X| Definitive Proxy Statement                    permitted by Rule 14a-6(e)(2))
| | Definitive Additional Materials
| | Soliciting Material Under Rule 14a-12

                          RARE MEDIUM GROUP, INC.
              (Name of Registrant as Specified In Its Charter)

  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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                          RARE MEDIUM GROUP, INC.

                        44 W. 18th STREET, 6th FLOOR

                          NEW YORK, NEW YORK 10011




                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held March 28, 2002

         To the holders of common stock and series A convertible preferred stock of Rare Medium Group, Inc., a Delaware corporation:

         Please take notice that our annual meeting of stockholders for the year ended December 31, 2000 of Rare Medium will be held in the Greenville Room at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on March 28, 2002, at 8:00 a.m., local time, for the following purposes, all as more fully described in the attached proxy statement:

         1. To elect two (2) class 2 directors, one to be elected by the preferred stockholders pursuant to the terms of our Restated Certificate of Incorporation governing series A preferred stock and one to be elected by the common stockholders and the preferred stockholders voting together as a single class;

         2. To ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2001; and

         3. To transact such other business as may come before the annual meeting or any adjournment or postponement thereof.

         Stockholders are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at our annual meeting. The board of directors has fixed the close of business on January 31, 2002 as the record date for the determination of stockholders entitled to vote at the annual meeting. Only stockholders of record at the close of business on January 31, 2002 will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.


                   By Order of the Board of Directors,

                            /s/ Robert C. Lewis
                   ---------------------------------------
                              Robert C. Lewis
                   Senior Vice President, General Counsel
                               and Secretary

New York, New York
February 25, 2002



                                 Important

         Please complete, sign, date and promptly mail your proxy card.






                             TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING.................................2

PROPOSAL 1   Election Of Directors.............................................5

PROPOSAL 2   Ratify The Appointment Of KPMG LLP As The Independent Auditors
             Of The Company For The Year Ended December 31, 2001..............11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................12

EXECUTIVE COMPENSATION........................................................15

FORWARD LOOKING STATEMENTS....................................................28

OTHER BUSINESS................................................................28

STOCKHOLDER PROPOSALS.........................................................28

ADDITIONAL INFORMATION........................................................28

ANNUAL REPORT ON FORM 10-K/A..................................................28



ANNEX A - Amended and Restated Charter of the Audit Committee
          of the Board of Directors..........................................A-1







               QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When And Where Is The Annual Meeting?

         The annual meeting will be held on March 28, 2002, beginning at 8:00 a.m., local time, in the Greenville Room at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19810.

What Is The Purpose Of The Annual Meeting?

         At the annual meeting, we will ask you to consider and approve the matters set forth in the accompanying notice of meeting and described in this proxy statement, including the election of directors and ratification of our independent public accountants.

Why Did I Receive This Proxy Statement?

         We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the annual meeting of stockholders.

         This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares (see "How do I vote?"). We began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about February 27, 2002, to all stockholders entitled to vote.

Who Is Entitled To Vote?

         If our records show that you are a common stockholder or a preferred stockholder as of the close of business on January 31, 2002, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock or preferred stock that you held on the record date. The common stockholders and the preferred stockholders will vote together as a single class on each matter presented at the annual meeting, except that only the preferred stockholders will vote on the election of Andrew D. Africk as a class 2 director.

How Many Shares Of Voting Stock Are Outstanding?

         On January 31, 2002, there were 65,324,966 shares of our common stock outstanding and 1,053,259 shares of series A preferred stock outstanding.

How Many Votes Do The Common Stockholders Have?

         Each share of existing common stock that you own entitles you to one vote for each matter to be voted upon. Accordingly, the holders of common stock are entitled to an aggregate of 65,324,966 votes.

How Many Votes Do The Preferred Stockholders Have?

         The holders of series A preferred stock are entitled to an aggregate of 9,750,000 votes or 9.26 votes per share of series A preferred stock.

Can I Attend The Annual Meeting?

         If you owned common stock or series A preferred stock on the record date, you can attend the annual meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

If I Plan To Attend The Annual Meeting, Should I Still Vote By Proxy?

         Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the annual meeting and vote.

How Do I Vote?

         If you hold your shares in our own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock or shares of series A preferred stock by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by Rare Medium Group.

         o If your shares of common stock or shares of series A preferred stock are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares of common stock or shares of series A preferred stock voted.

         o If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of common stock or shares of series A preferred stock of record.

Can I Revoke My Proxy?

         Any stockholder who executes and returns a proxy may revoke such proxy at any time before it is voted at the annual meting by:

         (1) filing with the Secretary of Rare Medium Group, at 44 W. 18th Street, 6th Floor, New York, New York 10011, written notice of revocation bearing a later date than the proxy; or

         (2)  filing a duly executed proxy bearing a later date; or

         (3) appearing in person and voting by ballot at the annual meeting.

         Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What Does It Mean If I Get More Than One Proxy Card?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular card. Sign and return all proxy cards to ensure that all your shares are voted.

Am I Entitled To Appraisal Rights?

         No. You will have no right under Delaware law to seek appraisal of the value of your Rare Medium Group shares in connection with the matters being voted upon.

How Does The Board Of Directors Recommend I Vote On The Proposals?

         The Board of Directors recommends that you vote in favor of the election of the director nominees and in favor of ratification of our independent public accountants.

What Constitutes A Quorum And Why Is It Necessary?

         In order to carry on the business of the annual meeting, we must have a quorum. The holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, if any, will count for quorum purposes. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum.

What Is A Broker Non-Vote?

         A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

What Vote Is Required For Approval Of The Proposals?

         Our directors will be elected by a plurality of the votes cast at the annual meeting. In the election of directors, votes to withhold authority, abstentions from voting and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

         Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy. With respect to the ratification of the appointment of auditors, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

         As of January 31, 2002, our directors and executive officers and their affiliates had the right to vote 12,709,499 shares of our common stock and 1,053,259 shares of our series A preferred stock (with 9,750,000 votes or 9.26 votes per share). Those shares represent, in the aggregate, 30% of all votes entitled to vote at the annual meeting. They have indicated that they will vote, or cause to be voted, all of the shares in favor of the election of the director nominees and in favor of Proposal 2.

Will Other Matters Be Voted On At The Annual Meeting?

         We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

What Are The Costs Of Soliciting These Proxies And Who Pays Them?

         All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to beneficial owners and serving as inspectors of election.

What Other Information Should I Review Before Voting?

         For your review, our Form 10-K/A report for the fiscal year ended December 31, 2000 and our Form 10-Q for the period ended September 30, 2001, are being mailed to stockholders concurrently with this proxy statement. The Form 10-K/A report and Form 10-Q report, however, are not part of the proxy solicitation material.

         We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy this information at public reference facilities maintained by the SEC.

         You may also obtain copies of this information by mail at prescribed rates from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.

         The Securities and Exchange Commission also maintains a website that contains reports, proxy statements and other information about issuers, like us, who file electronically with the Securities and Exchange Commission. The Internet address of that site is www.sec.gov.






                                 PROPOSAL 1
                           ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

         Listed below are the nominees for class 2 directors, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each as of the date of this proxy statement and the year each was first elected a director of the Company.

         Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing the individuals identified in the table below as class 2 directors of the Company. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies.

         All nominees for director to be elected at the annual meeting are currently members of the board of directors. The Company has no reason to believe that any of the nominees will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the others and may vote for a substitute for such nominee.

         At the special meeting of stockholders held on March 16, 1999, the stockholders approved an amendment to the Restated Certificate of Incorporation establishing a classified board of directors, divided into three classes having staggered terms of three years each. Pursuant to Article Ninth of the Restated Certificate of Incorporation, which was approved by the stockholders at the March 16, 1999 special meeting, and
Article III, Section 1 of the Amended and Restated Bylaws of the Company, the board of directors may determine, with certain limitations, the total number of directors and the number of directors to be elected at any annual meeting of Stockholders or special meeting in lieu thereof. The board of directors has fixed the total number of directors at seven, consisting of three class 1 directors, two class 2 directors and two class 3 directors.

         Effective as of April 2, 2001, Richard T. Liebhaber, who served along with Andrew Africk as a class 2 director, resigned as a director of the Company. Mr. Liebhaber's replacement, John Piccone, resigned as a director of the Company effective October 29, 2001. On February 13, 2002, Mr. Killeen was moved by the board of directors from class 1 to class 2 to fill the vacancy created by Mr. Piccone's resignation and to provide, in accordance with Article Ninth of the Restated Certificate of Incorporation, that each class of the board of directors is comprised of as nearly equal a number of directors as possible given the then total number directors constituting the board of directors. Currently the number of directors is six, consisting of two class 1 directors, two class 3 directors and Jeffrey Killeen and Andrew Africk as the class 2 directors.

         Notwithstanding the foregoing, the decision to move Mr. Killeen from class 1 to class 2 is contingent upon his election by the stockholders as a class 2 director. In the event that the stockholders do not elect Mr. Killeen as a class 2 director, (1) Mr. Killeen will remain a class 1 director until the term of the class 1 directors expires at the 2003 annual meeting of stockholders and until his successor is duly elected and qualified and (2) Mr. Africk will remain the sole class 2 director until a successor to fill the vacancy created by Mr. Piccone's resignation is named by the board of directors.

         The number of directors is subject to increase to eight as contemplated by the Amended and Restated Securities Purchase Agreement, dated June 4, 1999 (the "Securities Purchase Agreement with Apollo"), by and among the Company and Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (sometimes referred to as the "Apollo Stockholders").

         On June 4, 1999, the Apollo Stockholders designated Andrew Africk as their preferred stock director pursuant to the terms of the Restated Certificate of Incorporation governing the series A preferred stock and Mr. Africk now serves as a class 2 director at the discretion of the Apollo Stockholders. On August 19, 1999, following stockholder approval of the transactions pursuant to which the series A preferred stock was issued, the Apollo Stockholders designated Michael S. Gross as their second preferred stock director pursuant to the terms of the Restated Certificate of Incorporation. On June 15, 2000, the Apollo Stockholders re-elected Mr. Gross to serve as a class 1 director at the discretion of the Apollo Stockholders. Although Mr. Rowan is a class 1 nominee, and is affiliated with the Apollo Stockholders, he has not been designated by the Apollo Stockholders as a preferred stock director. The term of the class 2 directors expires at the annual meeting and until their successors are duly elected and qualified. The class 3 directors have terms expiring at the 2002 annual meeting of Stockholders (which is expected to be held later this year) and until their successors are duly elected and qualified. The term of the class 1 directors expires at the 2003 annual meeting of Stockholders and until their successors are duly elected and qualified.

                                                                       DIRECTOR
NAME                                 AGE      CLASS      POSITION       SINCE
------------------------------       ---      -----      --------      --------

Class 2 nominee to be elected         48        2        Director       1998
by common stockholders:
  Jeffrey M. Killeen

Class 2 nominee to be elected         35        2        Director       1999
by preferred stockholders:
  Andrew D. Africk


CLASS 2 NOMINEES

         Jeffrey M. Killeen. Mr. Killeen has been a director of the Company since October 1998. Effective January 1, 2002, Mr. Killeen became Chairman and Chief Executive Officer of Globalspec, Inc., an information services company. Mr. Killeen was the Chief Executive Officer of Forbes.com from August 1999 to March 2001. Prior to that, Mr. Killeen was the Chief Operating Officer of barnesandnoble.com, an e-commerce company from January 1998 to March 1999. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media from August 1994 to January 1998.

         Andrew D. Africk. Mr. Africk has been a member of the board of directors since June 1999. Mr. Africk is a partner of Apollo Advisors, L.P. (which, together with its affiliates, acts as the managing general partner of several private securities investment funds, including Apollo Investment Fund IV, L.P.). Mr. Africk is also a director of Encompass Services Corporation, as well as several private venture companies.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The board of directors has carefully considered the Class 2 director nominees and believes that their election by the stockholders is in the best interests of Rare Medium Group and its stockholders and, accordingly, unanimously recommends that stockholders vote for the class 2 director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CLASS 2 NOMINEES.

INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

         Listed below are the continuing directors, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each and the year each was first elected a director of the Company.


                                                                      DIRECTOR
NAME                       AGE      CLASS          POSITION            SINCE
---------------------      ---      -----     ------------------      ---------

Glenn S. Meyers             40       3        Chairman and Chief        1998
                                              Executive Officer

William F. Stasior          61       3             Director             2000

Jeffrey M. Killeen          48       *             Director             1998

Marc J. Rowan               38       1             Director             1999

Michael S. Gross            39       1             Director             1999

-----------------
* As noted above, Mr. Killeen was moved by the board of directors from class 1 to class 2 to fill the vacancy created by Mr. Piccone's resignation, contingent upon his election by the stockholders as a class 2 director. In the event that the stockholders do not elect Mr. Killeen as a class 2 director, he will remain a class 1 director until the term of the class 1 directors expires at the 2003 annual meeting of stockholders and until his successor is duly elected and qualified.

         Glenn S. Meyers. Mr. Meyers, a class 3 director, is the co-founder, Chairman and Chief Executive Officer of the Company. He also served as Chairman and Chief Executive Officer of the Company's wholly owned subsidiary, Rare Medium, Inc. and has been a member of the Company's board of directors as well as the Company's Chief Executive Officer since April 1998. Prior to joining Rare Medium, Inc. in September 1996, Mr. Meyers was President of Brookridge Capital Management, an Internet venture capital firm from 1994 to September 1996.

         William F. Stasior. Mr. Stasior joined the board of directors in April 2000 as a class 3 director, replacing Steven Winograd upon Mr. Winograd's resignation. Mr. Stasior was the Chairman and Chief Executive Officer of Booz Allen & Hamilton Inc., a management and technology consulting firm, from 1991 to 1999, and had served on the board of directors of Booz Allen since 1979. Since October 1999, Mr. Stasior has been the Senior Chairman of Booz Allen. Mr. Stasior also serves on the board of directors of OPNET, a software company that specializes in enhancing network performance for the Internet and other applications.

         Marc J. Rowan. Mr. Rowan, a class 1 director, has been a member of the board of directors since June 1999. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P. (which, together with its affiliates, acts as the managing general partner of several private securities investment funds, including Apollo Investment Fund IV, L.P.). Mr. Rowan is also a director of Vail Resorts, Inc., Quality Distribution, Inc., National Financial Partners, Inc., Samsonite Corporation, Wyndam International and NRT Incorporated.

         Michael S. Gross. Mr. Gross, a class 1 director, has been a member of the board of directors since August 1999. Mr. Gross is one of the founding principals of Apollo Advisors, L.P. Mr. Gross is also a director of Allied Waste Industries, Inc., Breuners Home Furnishing, Inc., Clark Enterprises Inc., CVEO Corporation, Florsheim Group, Inc., United Rentals, Inc., Encompass Services Corporation and Saks Incorporated.

         Jeffrey M. Killeen. Mr. Killeen has been a director of the Company since October 1998. Effective January 1, 2002, Mr. Killeen became Chairman and Chief Executive Officer of Globalspec, Inc., an information services company. Mr. Killeen was the Chief Executive Officer of Forbes.com from August 1999 to March 2001. Prior to that, Mr. Killeen was the Chief Operating Officer of barnesandnoble.com, an e-commerce company from January 1998 to March 1999. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media from August 1994 to January 1998.

BOARD MEETINGS AND COMMITTEES

         The board of directors held four (4) meetings during the year ended December 31, 2000 and eight (8) meetings during the year ended December 31, 2001. Each director attended all of the meetings of the board of directors and meetings of committees on which he serves.

         The board of directors has an audit committee and a compensation committee which meet as the need arises. The board of directors does not have a nominating committee. The audit committee reviews and makes recommendations with respect to the Company's internal controls and financial reports and in connection with such reviews and recommendations, communicates with and receives information independently from appropriate Company financial personnel regarding the Company's financial condition. The audit committee, with the Company's then Executive Vice President and Chief Financial Officer and, following his resignation from the Company, with the Company's Senior Vice President and Controller and Senior Vice President, Finance and Treasurer, also reviews the scope and results of the annual audit with the Company's auditors and other activities the auditors perform with the Company. The audit committee met four (4) times during the year ended December 31, 2000 and six (6) times during the year ended December 31, 2001. The audit committee met on February 14, 2001, with the Company's auditors to discuss the results of the 2000 audit. The audit committee is currently composed of Jeffrey M. Killeen, William F. Stasior and Andrew D. Africk. The compensation committee met twice during the year ended December 31, 2000 and two (2) times during the year ended December 31, 2001. The compensation committee periodically reviews and evaluates the compensation of the Company's officers and administers grants of options from the Company's 1998 Long Term Incentive Plan, and the Amended and Restated Equity Plan for Directors. The Compensation Committee is currently composed of Jeffrey M. Killeen and Andrew D. Africk.

         The Nasdaq Stock Market, Inc. ("Nasdaq") has adopted rules relating to the audit committees of public companies with securities listed on Nasdaq and Nasdaq has recently amended those rules relating, among other things, to the composition of such audit committees (the "Amended Nasdaq Rules"). Pursuant to the Amended Nasdaq Rules, the audit committee must consist of three independent directors, unless the board of directors determines under exceptional and limited circumstances, that membership on the committee by one director who is not independent is required by the best interests of the corporation and its shareholders, and discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Mr. Killeen and Mr. Stasior are independent under the Amended Nasdaq Rules. In light of (i) Mr. Africk's financial sophistication and familiarity with the Company's finance and accounting practices, (ii) the recent termination of the Company's merger with Motient Corporation, which, if it had been consummated, would have resulted in the Company becoming a wholly owned subsidiary of Motient Corporation and the Company no longer being subject to the Amended Nasdaq Rules, and (iii) the recent announcement of the Company's intention to become an active joint venture participant in the Mobile Satellite Ventures joint venture, the Board of Directors has determined that exceptional and limited circumstances exist and that it is in the best interests of the Company and its stockholders for Mr. Africk to remain a member of the audit committee. In addition, the Company is undergoing a search to find a director with the appropriate experience in the satellite industry and who would be independent consistent with the Amended Nasdaq Rules. A copy of the amended and restated charter of the audit committee is attached as Annex A to this proxy statement.

COMPENSATION OF DIRECTORS

         Each non-employee director receives a per meeting fee of $1,000 for each meeting of the board of directors and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended.

         Under the Company's 1998 Long Term Incentive Plan, each new non-employee director of the Company is automatically granted an option to purchase shares of common stock as of the effective date of the non employee director's initial election to the board of directors and thereafter at the close of business on the date of final adjournment of each annual meeting of stockholders. The number of shares of common stock subject to each initial option will be 25,000 shares and the number of shares subject to each annual option will be 25,000 shares or, if so determined by the board of directors, such other number of shares specified in the most recent resolution of the board of directors adopted on or prior to the date of the annual meeting of stockholders that coincides with or most recently precedes the date of grant of the option. In general, the exercise price per share of common stock purchasable upon exercise of a non-employee director's initial or annual option will be equal to 100% of the fair market value of a share of common stock on the date of grant of the option.

         Upon becoming a director of the Company in 1998, Jeffrey M. Killeen was granted an option to purchase 75,000 shares of common stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $1.9375 per share, the fair market value of the common stock on the date of grant. All of these options vest ratably over three years. On December 21, 2001, the exercise prices of these options were repriced to $0.60 per share, the fair market value of the common stock on that date. For more information regarding the repricing of these options, see the section entitled "Repricing of Options" below.

         Upon becoming directors of the Company on June 4, 1999, each of Andrew D. Africk and Marc J. Rowan was granted an option to purchase 75,000 shares of common stock under the 1998 Long Term Incentive Plan, exercisable at $7.00 per share, both of which vest ratably over three years. Upon becoming a director of the Company as of August 19, 1999, Michael S. Gross was granted an option to purchase 75,000 shares of common stock under the 1998 Long Term Incentive Plan, exercisable at $7.00 per share, which vests ratably over three years. On December 21, 2001, the exercise prices of the options granted to Messrs. Africk, Rowan, and Gross were repriced to $0.60 per share, the fair market value of the common stock on that date. For more information regarding the repricing of these options, see the section entitled "Repricing of Options" below.

         Upon becoming a director of the Company in April, 2000, William Stasior was granted an option to purchase 75,000 shares of common stock on April 26, 2000 under the 1998 Long Term Incentive Plan exercisable at $21.0625 per share, the fair market value of the common stock on the date of grant. All of these options vest ratably over three years. During the year 2000, Mr. Stasior served as a consultant to the Company's Internet professional services subsidiary, Rare Medium, Inc., and pursuant to a consulting agreement Mr. Stasior received compensation of $10,000 per month for his consulting services. This consulting agreement was terminated in the spring of 2001. In addition, as compensation for his consulting services Mr. Stasior received an option to purchase an additional 75,000 shares of common stock on April 26, 2000 under the 1998 Long Term Incentive Plan exercisable at $21.0625 per share, the fair market value of the common stock on the date of grant. All of these options were to vest ratably over three years; however, upon the termination of Mr. Stasior's consulting agreement with Rare Medium, Inc. as of July 2, 2001, the 50,000 unvested options related to the remaining term of this agreement were cancelled. On December 21, 2001, the exercise prices of these options were repriced to $0.60 per share, the fair market value of the common stock on that date. For more information regarding the repricing of these options, see the section entitled "Repricing of Options" below.

         It is anticipated that future grants of stock options to directors will principally be made under the Company's 1998 Long Term Incentive Plan.

EXECUTIVE OFFICERS

         The names of the Company's current executive officers, and certain information about them, is set forth below.


     NAME                    AGE                           POSITION                          OFFICER SINCE
--------------------         ---     ----------------------------------------------------    -------------
Glenn S. Meyers               40              Chairman and Chief Executive Officer                 1998
Robert C. Lewis               36      Senior Vice President, General Counsel and Secretary         1998
Craig C. Chesser              41          Senior Vice President, Finance and Treasurer             1998
Michael A. Hultberg           35              Senior Vice President and Controller                 1999


         Glenn S. Meyers - Chairman and Chief Executive Officer. Mr. Meyers is the co-founder, Chairman and Chief Executive Officer of the Company. He also served as Chairman and Chief Executive Officer of the Company's wholly-owned subsidiary, Rare Medium, Inc. and has been a member of the Company's board of directors as well as the Company's Chief Executive Officer since April 1998. Prior to joining Rare Medium, Inc. in September 1996, Mr. Meyers was President of Brookridge Capital Management, an Internet venture capital firm from 1994 to September 1996.

         Robert C. Lewis - Senior Vice President, General Counsel and Secretary. Mr. Lewis has been the Company's Vice President and General Counsel since May 1998 and Secretary of the Company since August 1998. Mr. Lewis was appointed the Company's Senior Vice President on July 26, 2000. Prior to joining the Company, Mr. Lewis was an associate at the law firm of Fried, Frank, Harris, Shriver & Jacobson from October 1992.

         Craig C. Chesser - Senior Vice President Finance and Treasurer. Mr. Chesser has been a Vice President of the Company since July 1998 and has been Vice President Finance since February, 2001 and the Treasurer of the Company since November 1999. Mr. Chesser served as Corporate Controller of the Company from July 1998 to November 1999. Prior to joining the Company, Mr. Chesser was Vice President, Finance for TransCare Corporation, a health care industry consolidator. Previously, Mr. Chesser was Vice President, Finance and Administration for Sunwestern Investment Group, a venture capital organization.

         Michael A. Hultberg - Senior Vice President and Controller. Mr. Hultberg joined the Company as Vice President and Controller in November 1999. From July 1988 to November 1999, Mr. Hultberg was employed by KPMG LLP, most recently as Senior Manager.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

APOLLO SECURITIES PURCHASE AND CONVERSION

         On June 4, 1999, the Company issued and sold to the Apollo Stockholders, for an aggregate purchase price of $87.0 million, 126,000 shares of series A preferred stock, 126,000 Series 1-A Warrants, 1,916,994 Series 2-A Warrants, 744,000 shares of series B convertible preferred stock, 744,000 Series 1-B warrants and 10,345,548 Series 2-B warrants.

         Under the terms of the Apollo investment, at the 1999 annual meeting of Stockholders held on August 19, 1999, the holders of common stock approved the conversion of all of the series B convertible preferred stock, Series 1-B warrants and Series 2-B warrants, including the additional series B securities that had been issued as dividends, into like amounts of series A preferred stock, Series 1-A Warrants and Series 2-A Warrants, respectively. Pursuant to the approval, all series B convertible preferred stock, Series 1-B Warrants and Series 2-B Warrants were converted into series A preferred stock, Series 1-A Warrants and Series 2-A Warrants, respectively. The series A securities are convertible into or exercisable for voting common stock whereas the series B securities were convertible into or exercisable for non-voting common stock.

         From time to time the Company, through its Rare Medium, Inc. subsidiary, has provided Internet related professional advisory and consultative services in the ordinary course of business and on terms believed to be comparable to those obtainable by third parties to portfolio companies in which Apollo have an investment or in which they have considered investing. In addition, in March 2000 the Company committed $2,806,000 to a special purpose investment vehicle and on terms coincident with those of the other investors therein, who were principals of Apollo Advisors IV, L.P., for the purpose of making securities investments.

TRANSACTIONS WITH BEAR, STEARNS & CO. INC.

         Pursuant to an agreement dated April 12, 1999, the Company retained Bear Stearns as its financial advisor to provide investment banking services, including advisory services in connection with Apollo's 1999 investment transaction for which it has received a fee of $2,392,500. In addition, as acknowledged by the terms of the agreement with Bear Stearns, an affiliate of Bear Stearns has invested, indirectly, $10,000,000 in the securities of the Company at the time of Apollo's 1999 investment. Steven Winograd, a director of the Company until April 2000, invested $250,000 in the Company through AIF IV/RRRR LLC, one of the Apollo entities.

         In addition, the Company paid Bear Stearns a fee of $600,000 plus expenses, for investment banking services that it rendered in connection with the private placement of 2,500,000 shares of common stock in January 2000 and a fee of $500,000 plus expenses for investment banking services rendered in connection with the acquisition of two of the Company's Internet professional services subsidiaries in December 1999. Mr. Winograd was also a Senior Managing Director at Bear Stearns until April 2000.

EMPLOYMENT AGREEMENTS

         For a description of the employment agreements between the Company and certain executive officers, please see the descriptions under the heading "Employment Contracts and Change in Control Arrangements" on page 20.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the years ended December 31, 2000 and December 31, 2001, respectively, its officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.




                                 PROPOSAL 2
       RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS
            OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2001

         The firm of KPMG LLP, independent accountants, audited the financial statements of the Company for the year ended December 31, 2000. The board of directors of the Company has unanimously reappointed, and recommends to the stockholders the ratification of the appointment of, KPMG LLP as independent auditors for the Company for the year ended December 31, 2001. If the appointment is not ratified by the stockholders, the board of directors may reconsider its recommendation.

         A representative of KPMG LLP is expected to be available at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the total number of the votes of capital stock of the Company represented and entitled to vote at the annual meeting is required to approve this Proposal 4.

AUDIT FEES

         For the fiscal year ended December 31, 2000, the aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2000 were $350,000, all of which has been billed.

         For the fiscal year ended December 31, 2001, the aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2001 were $215,000, $90,000 of which has been billed.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal years ended December 31, 2000 and December 31, 2001, respectively, the Company did not incur any charges or pay any fees related to any financial information systems design and implementation services provided by KPMG LLP.

ALL OTHER FEES

         For the fiscal year ended December 31, 2000, the aggregate fees billed for services rendered by KPMG LLP, other than the fees discussed in the foregoing paragraphs, were $609,375, which related to services for offerings, registration statements and related filings, due diligence related services and tax services.

         For the fiscal year ended December 31, 2001, the aggregate fees billed for services rendered by KPMG LLP, other than the fees discussed in the foregoing paragraphs, were $474,425, which related to services for offerings, registration statements and related filings, due diligence related services and tax services.

         The audit committee has concluded that provision of these non-audit services is compatible with maintaining KPMG LLP's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors has carefully considered Proposal 2, the proposal to ratify the appointment of KPMG LLP as independent auditors of the Company, and believes that its approval by the stockholders is in the best interests of Rare Medium Group and its stockholders and, accordingly, unanimously recommends that stockholders vote for the approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.




       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes thereto set forth certain information, as of February 15, 2002 (except as noted otherwise), regarding beneficial ownership of the shares of common stock of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's named executive officers under the Summary Compensation Table under the heading "Executive Compensation," (iii) each director and nominee for director, and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                                   NUMBER OF SHARES OF
                                                                                   COMMON STOCK                  PERCENTAGE
NAME AND ADDRESS                                POSITION                           BENEFICIALLY OWNED (1)         OF CLASS
----------------------------          ------------------------------------------   ----------------------         --------

Glenn S. Meyers                       Chairman and Chief Executive Officer              1,000,000                  1.5%(2)

Suresh V. Mathews                     Former President and Chief Operating Officer      1,000,000                  1.5%(3)

Craig C. Chesser                      Senior Vice President Finance and Treasurer          75,000                     *(4)

Michael A. Hultberg                   Senior Vice President and Controller                 50,000                     *(2)

Robert C. Lewis                       Senior Vice President, General Counsel               95,000                     *(2)
                                      and Secretary

Jeffrey J. Kaplan                     Former Executive Vice President and Chief            87,500                     *(5)
                                      Financial Officer

Jeffrey M. Killeen                    Director                                            75,000                      *(2)

William Stasior                       Director                                            50,000                      *(2)

Andrew D. Africk                      Director                                        41,568,301                  44.1%(6)
 c/o Rare Medium Group, Inc.
 44 W. 18th Street, 6th Floor
 New York, New York 10011

Marc J. Rowan                         Director                                        41,568,301                  44.1%(7)
 c/o Rare Medium Group, Inc.
 44 W. 18th Street, 6th Floor
 New York, New York 10011

Michael S. Gross                      Director                                        41,568,301                  44.1%(8)
 c/o Rare Medium Group, Inc.
 44 W. 18th Street, 6th Floor
 New York, New York 10011

Apollo Investment Fund IV,                                                            41,518,301                  44.9%(9)
L.P.
 Two Manhattanville Road
 Purchase, New York 10577

All executive officers,                                                               43,013,300                 44.6%(10)
directors and nominees as a
group (9 persons)


_________________
* Represents beneficial ownership of less than 1%.

(1) Beneficial ownership has been determined pursuant to Rule 13d-3 under the Exchange Act.

(2) Represents options to purchase shares of Common Stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(3) Includes options to purchase 980,431 shares of Common Stock that are currently exercisable. Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001; his beneficial ownership is stated as of that date.

(4) Includes options to purchase 58,334 shares of Common Stock that are currently exercisable.

(5) Represents options to purchase 87,500 shares of Common Stock that are currently exercisable. Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company effective as of February 14, 2001; his beneficial ownership is stated as of that date.

(6) Includes an aggregate of (i) 12,709,499 shares of Common Stock acquired through the exercise of Series 1-A warrants and (ii) 28,808,801 shares of Common Stock issuable to Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (collectively, the "Apollo Stockholders") upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Africk is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Africk disclaims beneficial ownership of such shares. Includes options to purchase 50,000 shares of Common Stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(7) Includes an aggregate of (i) 12,709,499 shares of Common Stock acquired through the exercise of Series 1-A warrants and (ii) 28,808,801 shares of Common Stock issuable to the Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Rowan is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Rowan disclaims beneficial ownership of such shares. Includes options to purchase 50,000 shares of Common Stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(8) Includes an aggregate of (i) 12,709,499 shares of Common Stock acquired through the exercise of Series 1-A warrants and (ii) 28,808,801 shares of Common Stock issuable to the Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Gross is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Gross disclaims beneficial ownership of such shares. Includes options to purchase 50,000 shares of Common Stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.

(9) Represents the aggregate of (i) 12,709,499 shares of Common Stock acquired through the exercise of Series 1-A warrants and (ii) 28,808,801 shares of Common Stock issuable upon conversion of the aggregate of 1,053,259 shares of the Company's Series A Preferred Stock and the exercise of an aggregate of 111,089 Series 1-A warrants and 12,262,542 Series 2-A warrants held by the Apollo Stockholders. Assuming conversion of all the Series A Preferred Stock and the exercise of all the Series 1-A warrants and Series 2-A warrants held by the Apollo Stockholders, such 41,518,301 shares of Common Stock would consist of 31,796,475 shares of Common Stock beneficially owned by Apollo Investment Fund IV, L.P., 1,705,211 shares of Common Stock beneficially owned by Apollo Overseas Partners IV, L.P. and 8,016,614 shares of Common Stock beneficially owned by AIF IV/ RRRR LLC. The holders of the Company's Series A Preferred Stock are only entitled to an aggregate of 9,750,000 votes with respect to the Series A Preferred Stock as of February 15, 2002, or 9.26 votes per share of Series A Preferred Stock. Messrs. Africk, Rowan and Gross, directors of the Company and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the shares held by the Apollo Stockholders.

(10) Messrs. Africk, Rowan and Gross, directors of the Company and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of shares held by the Apollo Stockholders. See footnote numbers 6, 7 and 8 above. Includes options to purchase an aggregate of 1,378,334 shares of Common Stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company.





                           EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth, for the four years ended December 31, 2001, the compensation for services in all capacities earned by the Company's Chief Executive Officer and its next most highly compensated executive officers.

Summary Compensation Table


NAME AND               YEAR      SALARY        BONUS      OTHER ANNUAL      RESTRICTED     SECURITIES     LTIP      ALL OTHER
PRINCIPAL                                                 COMPENSATION        STOCK       UNDER-LYING     PAY-     COMPENSATION
POSITION                                                                     AWARD(S)     OPTIONS/ SARS   OUTS
                                                                                ($)            (#)         ($)
-----------------      ----      ------        -----      ------------      ----------     ----------     ----      ------------

Glenn S. Meyers        2001     $278,096            --     $18,000(1)           --              --         --            --
Chairman and           2000     $267,400    $1,469,090     $18,000(1)           --              --         --            --
 Chief Executive       1999      257,192     2,157,889      17,600(1)           --              --         --            --
 Officer               1998      178,082        35,193      20,000(1)           --          2,000,000      --            --


Suresh V. Mathews      2001      325,000            --          --              --              --         --        $1,800(3)
Former President       2000      233,308            --          --              --            250,000      --        $1,760(3)
 and Chief
 Operating             1999      208,558            --          --              --          1,000,000      --         1,514(3)
 Officer (2)

Jeffrey J. Kaplan      2001       39,150            --       3,000(1)           --              --         --         1,274(3)
Former Executive       2000      227,492        65,000      16,978(1)           --              --         --         2,303(3)
Vice
President and          1999       64,039            --       3,850(1)           --            350,000      --            --
Chief Financial
 Officer (3)

Craig C. Chesser       2001      164,077        90,000       1,500(1)           --            100,000      --         2,500(3)
Senior Vice            2000      133,961        40,000       6,000(1)           --             25,000      --         2,500(3)
 President
 Finance and           1999      118,692        10,000       3,000(1)           --             32,500      --         2,500(3)
 Treasurer (5)         1998       43,846            --          --              --             17,500      --            --

Michael A. Hultberg    2001      177,135        90,000       3,000(1)           --            100,000      --            --
Senior Vice            2000      145,000        40,000          --              --              --         --            --
 President and
 Controller (5)        1999       25,096            --          --              --             75,000      --            --

Robert C. Lewis        2001      140,000        90,000       6,000(1)           --            100,000      --         2,500(3)
Senior Vice            2000      128,692        40,000          --              --              --         --         2,500(3)
 President,
 General Counsel       1999      110,135            --          --              --             68,000      --         2,500(3)
 and Secretary(5)(6)   1998       47,596            --          --              --             32,000      --            --

_______________________

(1)  Represents non-accountable expense allowance.

(2) Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001.

(3)  Represents 401(k) employer matching contributions.

(4) Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 14, 2001.

(5) Subject to certain conditions, including such officer's continued employment with the Company through January 5, 2002, the exercise prices of these options were repriced to $0.13, the fair market value of the common stock as of October 5, 2001, the date of repricing. For more information regarding the repricing of these options, see the section entitled "Repricing of Options" below.

(6) As a result of the resignations of Messrs. Mathews and Kaplan in 2001, Mr. Lewis was one of the Company's four most highly compensated executive officers at the end of 2001.





         The following table sets forth information concerning grants of stock options to purchase common stock during the years ended December 31, 2000 and December 31, 2001, respectively, to the named executive officers.

Option / SAR Grants in the Last Two Years

2000

                          NUMBER OF        PERCENT OF TOTAL
                          SECURITIES       OPTIONS/SARS                                        POTENTIAL REALIZABLE VALUE AT
                          UNDERLYING       GRANTED TO          EXERCISE OR                        ASSUMED ANNUAL RATES OF
                          OPTIONS/SARS     EMPLOYEES IN        BASE PRICE      EXPIRATION    STOCK APPRECIATION FOR OPTION TERM
NAME                      GRANTED          FISCAL YEAR (1)      ($/SHARE)         DATE                5%               10%
--------------------      ------------     ---------------      ---------      ----------       -------------      ------------

Glenn S. Meyers                --              0.0%                 N/A            N/A               N/A               N/A
Suresh V. Mathews (5)     250,000(2)(3)        2.1%               $15.313        7/19/05          $1,057,640        $2,337,109
Jeffrey J. Kaplan (6)          --              0.0%                 N/A            N/A               N/A               N/A
Craig C. Chesser           25,000(2)(4)        0.2%               $14.500        7/26/05           100,152           221,310
Michael A. Hultberg            --              0.0%                 N/A            N/A               N/A               N/A

__________________________

(1) The number of shares of Common Stock covered by the options is subject to anti-dilution adjustments in the event of any stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock.

(2) The vesting of the options is subject to acceleration in the event of a change in control of the Company, which means, generally, the consummation of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or other transaction or related transactions as a result of which a single person or several persons acting in concert own a majority of the shares of Common Stock.

(3) These options were granted on July 19, 2000 at an exercise price of $15.313, the per share fair market vale of the Common Stock at that time. The options have a term of five (5) years. Options are exercisable in three (3) equal annual installments, with the first installment becoming exercisable on the one-year anniversary of the date of employment.

(4) These options were granted on July 26, 2000 at an exercise price of $14.50, the per share fair market vale of the Common Stock at that time. The options have a term of five (5) years. Options are exercisable in three (3) equal annual installments, with the first installment becoming exercisable on the one-year anniversary of the date of employment. Subject to certain conditions, including Mr. Chesser's continued employment with the Company through January 5, 2002, the exercise price for these options was repriced to $0.13, the fair market value of the Common Stock as of October 5, 2001, the date of repricing.

(5) Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001.

(6) Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 14, 2001.





2001


                          NUMBER OF        PERCENT OF TOTAL
                          SECURITIES       OPTIONS/SARS                                        POTENTIAL REALIZABLE VALUE AT
                          UNDERLYING       GRANTED TO          EXERCISE OR                        ASSUMED ANNUAL RATES OF
                          OPTIONS/SARS     EMPLOYEES IN        BASE PRICE      EXPIRATION    STOCK APPRECIATION FOR OPTION TERM
NAME                      GRANTED          FISCAL YEAR (1)      ($/SHARE)         DATE                5%               10%
--------------------      ------------     ---------------      ---------      ----------       -------------      ------------

   Glenn S. Meyers                --              0.0%            N/A              N/A              N/A               N/A
   Suresh V. Mathews (4)          --              0.0%            N/A              N/A              N/A               N/A
   Jeffrey J. Kaplan (5)          --              0.0%            N/A              N/A              N/A               N/A
   Craig C. Chesser          100,000(2)(3)        3.9%           $.600          12/20/06           6,150            12,600
   Michael A. Hultberg       100,000(2)(3)        3.9%           $.600          12/20/06           6,150            12,600
   Robert C. Lewis (6)       100,000(2)(3)        3.9%           $.600          12/20/06           6,150            12,600

_____________________

(1) The number of shares of Common Stock covered by the options is subject to anti-dilution adjustments in the event of any stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock.


(2) The vesting of the options is subject to acceleration in the event of a change in control of the Company, which means, generally, the consummation of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or other transaction or related transactions as a result of which a single person or several persons acting in concert own a majority of the shares of Common Stock.

(3) These options were granted on December 21, 2001 at an exercise price of $0.60, the per share fair market vale of the Common Stock at that time. The options have a term of five (5) years. Options are exercisable on the one-year anniversary of the date of grant.

(4) Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001.

(5) Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 14, 2001.

(6) As a result of the resignations of Messrs. Mathews and Kaplan in 2001, Mr. Lewis was one of the Company's four most highly compensated executive officers at the end of 2001.




         The following table sets forth information concerning the exercise of options to purchase shares of common stock by the named executive officers during the years ended December 31, 2000 and December 31, 2001, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 2000 and December 31, 2001, respectively.

Aggregated Option/SAR Exercises in the Last Year and Year-End Option/SAR Values

2000

                                                                     NUMBER OF             VALUE OF
                                 NUMBER OF                           SECURITIES            UNEXERCISED
                                 SECUERITIES                         UNDERLYING            IN-THE-MONEY
                                 OUNDERLYING                         OPTIONS/SARS AT       OPTIONS/SARS AT
                                 OPTIONS/SARS                        FISCAL Y/E (#)        FISCAL Y/E
                                 ACQUIRED ON         VALUE           EXERCISABLE/          EXERCISABLE/
NAME                             EXERCISE (#)       REALIZED         UNEXERCISABLE         UNEXERCISABLE
----------------------           ------------      ---------         ---------------       --------------

Glenn S. Meyers                      --                 --           466,666/933,334             0/0
Suresh V. Mathews (1)              19,569            $262,029       230,431/1,000,000            0/0
Jeffrey J. Kaplan (2)                --                 --           87,500/262,500              0/0
Craig C. Chesser                     --                 --            33,334/25,000              0/0
Michael A. Hultberg                  --                 --            25,000/50,000              0/0

_____________________

(1) Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001.

(2) Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 14, 2001.






2001

                                                                     NUMBER OF             VALUE OF
                                 NUMBER OF                           SECURITIES            UNEXERCISED
                                 SECUERITIES                         UNDERLYING            IN-THE-MONEY
                                 OUNDERLYING                         OPTIONS/SARS AT       OPTIONS/SARS AT
                                 OPTIONS/SARS                        FISCAL Y/E (#)        FISCAL Y/E
                                 ACQUIRED ON         VALUE           EXERCISABLE/          EXERCISABLE/
NAME                             EXERCISE (#)       REALIZED         UNEXERCISABLE         UNEXERCISABLE
----------------------           ------------      ---------         ---------------       --------------

Glenn S. Meyers                        --               --           866,666/533,334             0/0
Suresh V. Mathews (1)                  --               --              980,431/0                0/0
Jeffrey J. Kaplan (2)                  --               --              87,500/0                 0/0
Craig C. Chesser                       --               --           58,334/100,000         35,584/14,000
Michael A. Hultberg                    --               --           50,000/125,000         30,500/29,250
Robert C. Lewis (3)                    --               --           95,000/100,000         57,950/14,000

________________________

(1) Mr. Mathews resigned as President and Chief Operating Officer of Rare Medium, Inc., effective as of May 12, 2001.

(2) Mr. Kaplan resigned as Executive Vice President and Chief Financial Officer of the Company, effective as of February 14, 2001.

(3) As a result of the resignations of Messrs. Mathews and Kaplan in 2001, Mr. Lewis was one of the Company's four most highly compensated executive officers at the end of 2001.






EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

MEYERS EMPLOYMENT AGREEMENT

         In connection with the transactions consummated pursuant to the 1998 acquisition by the Company of Rare Medium, Inc., the Company entered into an employment agreement effective April 15, 1998 with Glenn S. Meyers (the "Meyers Employment Agreement"). Pursuant to the Meyers Employment Agreement, as amended, Mr. Meyers was engaged as the Chairman, President and Chief Executive Officer of the Company and Rare Medium, Inc. to serve for a term of five years, expiring April 15, 2003. Mr. Meyers receives an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, Mr. Meyers is entitled to receive, for each calendar year during the term, incentive compensation equal to 2.0% of revenues derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. Effective June 4, 1999, the Meyers Employment Agreement has been amended and restated to effect a ceiling of $150,000,000 on revenues of the Company for determining such annual incentive compensation payable to Mr. Meyers. In addition, the amended and restated agreement provides that, in the event gross revenues exceed such revenue ceiling, the compensation committee of the board of directors will, with such assistance as it will deem necessary, establish an incentive bonus program for Mr. Meyers based on objective and subjective factors to appropriately incentivize him. This revised incentive bonus program shall be designed to allow Mr. Meyers to continue to receive increases in annual bonuses based on, and subject to, the targets and criteria established by the compensation committee, in amounts similar to the incentive bonuses previously received by him. The Meyers Employment Agreement provides Mr. Meyers with a right to terminate his employment agreement upon a breach of such agreement or upon the occurrence of certain events constituting a "change in control" of the Company as defined therein. Upon such a "change in control," Mr. Meyers would be entitled to receive a lump sum payment from the Company which shall be equal to all salary and incentive compensation for the remaining term and the cash value of all benefits which would have been received by him for the remaining term. In addition, all of his unvested stock options shall immediately vest and become exercisable. The Meyers Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. Concurrently with the execution of the Meyers Employment Agreement, the Company granted to Mr. Meyers options to acquire an aggregate of 2,000,000 shares of common stock at exercise prices equal to $2.375 per share (the fair market value at the time of issuance), which options become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

OTHER CURRENT EMPLOYMENT AGREEMENTS

         The Company has employment agreements with each of Craig Chesser, Michael Hultberg and Robert Lewis, each of whom is an officer of the Company. Under these agreements, if, after 90 days following a change in control of the Company, the executive terminates his employment, the executive is entitled to receive severance compensation and benefits in a lump sum payment consisting of one year of his current salary and the right to exercise all vested stock options, and in the case of Mr. Hultberg, all unvested stock options, which become exercisable upon a change of control through the option exercise date for such options. For purposes of these agreements, a change in control of the Company occurs when, among other things, the stockholders of the Company approve a merger of the Company.

STOCK PLANS

         On May 6, 1998, the board of directors adopted the Company's 1998 Long Term Incentive Plan (the "Plan"). The Plan was approved by the Company's stockholders on March 16, 1999. The Plan provides for the granting of awards to directors (whether or not employees), executive officers, key employees and consultants and other service providers in the form of stock options, stock appreciation rights, restricted stock awards, deferred stock awards, bonus stock awards, dividend equivalents, and other types of stock based awards. The variety of awards authorized by the Plan is intended to give the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes. The maximum aggregate number of shares of common stock that may be delivered for all purposes under the Plan is 23,000,000, subject to adjustment. The Plan is administered by the compensation committee of the board of directors. These options generally carry five year terms and become exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one year anniversary of each grantee's date of employment. In 2000, the board of directors amended and restated the Plan to: (1) increase the number of shares of common stock available for issuance under the Plan to 23,000,000; (2) provide that no participant in the Plan may be granted options and stock appreciation rights, or SARs, that become exercisable in any one year for more than 700,000 shares of common stock and awards other than options and SARs that may be settled for the first time in any one year by delivery of more than 350,000 shares of common stock; and (3) provide that all options and SARs will terminate no later than the tenth anniversary of the date of grant. These amendments to the Plan were ratified by the Company's stockholders on June 15, 2000. As of December 31, 2000 and 2001, there were approximately
7.3 million and 19.0 million options, respectively, available for grant under the Plan.

         The Company's Nonqualified Stock Plan ("NQSOP") for directors, officers and key employees of the Company expired on July 18, 2000. The Company did not make any grants of options under the NQSOP in 2000.

         In 1994, the Company adopted an Equity Plan for Directors (the "Equity Plan for Directors") pursuant to which non-employee directors of the Company received automatic option grants whose vesting was dependent on the market price of the common stock. On October 26, 1998, the board of directors amended and restated the Equity Plan for Directors to change the plan from a formula based stock option plan as described above to a discretionary plan (the "Amended and Restated Equity Plan for Directors"), thereby providing more flexibility in determining incentive based stock option awards for non-employee directors of the Company. The Amended and Restated Equity Plan for Directors authorized 500,000 aggregate shares of common stock for the granting of such options under the plan, of which 108,000 were available for granting stock options as of December 31, 2000 and 2001. The Company did not make any grants to directors under the Amended and Restated Equity Plan for Directors in 2000 or in 2001. Subsequent to November 1998, grants of stock options to directors have been made under the Company's Amended and Restated 1998 Long Term Incentive Plan.

BOARD AUDIT COMMITTEE REPORT

         The audit committee has reviewed and discussed the audited financial statements with the Company's management. The audit committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000.

         By the Audit Committee
              of the Board of Directors,

         /s/ JEFFREY M. KILLEEN
         -------------------------
             JEFFREY M. KILLEEN


         /s/ ANDREW D. AFRICK
         -------------------------
             ANDREW D. AFRICK


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee of the board of directors reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The members of the compensation committee are Jeffrey M. Killeen and Andrew D. Africk.

COMPENSATION PHILOSOPHY AND REVIEW

         The Company's compensation philosophy for its executive officers serves two principal purposes: (1) to provide a total compensation package for such officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives, and (2) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the common stock.

         The 2000 and 2001 compensation levels for the Company's executive officers generally were determined on an individual basis at the time of hiring, in many cases pursuant to employment agreements entered into between the Company and such individuals.

         Members of the board of directors reviewed and approved each employment agreement entered into between the Company and an executive officer in 2000 and in 2001, as well as stock options granted to executive officers in 2000 and 2001. In determining compensation levels for 2000 and 2001, the Company primarily relied upon publicly available compensation information and informal survey information obtained by management with respect to cash compensation and stock option grants to similarly situated officers of Internet business service companies of comparable size and market capitalization. The compensation committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the indexes under the caption, "Performance Graph."

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

         The Company's executive compensation consists primarily of salary and awards of stock options. The Company emphasizes the award of stock options and to date the Company has made only limited use of cash incentive bonuses, although the Company paid bonuses to its Chief Executive Officer in 2000 and 2001 and awarded bonuses to certain other executive officers of the Company in 2000 and in 2001. The compensation committee believes that in the highly competitive, emerging markets in which the Company has operated, equity based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and Stockholder long term interests.

         Officer Salaries. The compensation committee reviews each senior executive officer's salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the compensation committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent.

         Compensation for the Company's Chief Executive Officer in 2000 and 2001, Glenn S. Meyers, was determined pursuant to the Meyers Employment Agreement, dated effective April 15, 1998. The Meyers Employment Agreement provides for an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, the Meyers Employment Agreement provides for annual incentive compensation equal to 2% of revenues, up to a maximum of $150 million in revenues, derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. In accordance with such formula, Mr. Meyers received incentive compensation of $1,469,090 for 2000 and no incentive compensation for 2001.

         The compensation committee believes that the base salary levels of the executive officers, including Mr. Meyers, are at the median of base salary levels for comparable companies considered in the informal information reviewed by the compensation committee. The compensation committee believes this is appropriate in light of the Company's emphasis on long term equity compensation.

         Stock Option Grants. As noted above, the Company has relied substantially on long term equity compensation as the principal means of compensating and providing incentives for its executive officers and key employees. It has been the Company's practice to set option exercise prices at not less than 100% of fair market value on the date of grant. Thus, the value of the stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of five years. Options granted to executive officers and key employees become exercisable over time and are dependent on continuing employment with the Company or one of its subsidiaries, thus providing incentive to remain in the Company's employ.

         In determining the size of the stock option grants, the compensation committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, and also their current and expected future contributions to the Company, as well as the number of shares owned by the officer or key employee or which remain unvested under outstanding options. In addition, the compensation committee examines the level of equity incentives held by each officer and key employee relative to the other officers' and key employees' equity positions and their tenure, responsibilities, experience and value to the Company. Concurrently with the execution of the Meyers Employment Agreement, and as an inducement for him to enter into such employment agreement, the Company granted to Mr. Meyers options to acquire an aggregate of 2,000,000 shares of common stock at an exercise price equal to $2.375 per share, which was equal to the fair market value of the common stock at the time of grant, which options became exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant. As of the date of this proxy statement, 933,333 of Mr. Meyers' options have vested and remain unexercised. The compensation committee believes that such grant is commensurate with Mr. Meyers' level of responsibility and his contributions to the Company during 2000, 2001 and to date. In addition to Mr. Meyers, during 2000 and 2001 the compensation committee or the board of directors as a whole approved grants of options to purchase an aggregate of 25,000 and 300,000 shares, respectively, of the common stock to other executive officers as a group.

REPRICING OF OPTIONS

         Report of the Compensation Committee. On October 5, 2001, the compensation committee determined that because the outstanding options held by certain executive officers and employees were exercisable at prices that were significantly above prevailing market prices for the Company's common stock, they no longer provided an adequate level of incentive. Accordingly, to reincentivize certain of the remaining executive officers and employees of the Company and in recognition of their service to the Company the compensation committee approved the repricing of the exercise prices of options to purchase an aggregate of 350,000 shares of common stock to $0.13 per share, the fair market value at the date of the repricing. On December 21, 2001, the compensation committee approved an additional repricing of the exercise prices of options to purchase an aggregate of 400,000 shares of common stock held by non-management directors to $0.60, per share, the fair market value at the date of the repricing.

         10-Year Option Repricings. The following table provides information related to the repricing of each option held by the executive officers of the Company during the last ten completed fiscal years.

                                                                                                          LENGTH OF
                                         NUMBER OF                                                        ORIGINAL
                                         SECURITIES     MARKET PRICE                                      OPTION TERM
                                         UNDERLYING     OF STOCK         EXERCISE PRICE     NEW           REMAINING
                                         OPTIONS        AT TIME OF       AT TIME OF         EXERCISE      AT DATE OF
                                         REPRICED OR    REPRICING OR     REPRICING OR       PRICE         REPRICING OR
NAME                         DATE        AMENDED(#)     AMENDMENT        AMENDMENT($)        ($)          AMENDMENT
----                        -------      ----------     ---------        ------------       --------      ------------

Craig C. Chesser(1)         10/5/01        11,666           $0.13            $2.38           $0.13          23 Months
                            10/5/01         8,334           $0.13            $5.11           $0.13          28 Months
                            10/5/01        13,334           $0.13            $8.56           $0.13          36 Months
                            10/5/01        25,000           $0.13           $14.50           $0.13          46 Months

Michael A. Hultberg(1)      10/5/01        75,000           $0.13           $14.75           $0.13          37 Months

Robert C. Lewis(1)          10/5/01        32,000           $0.13            $2.38           $0.13          23 Months
                            10/5/01        38,000           $0.13            $4.77           $0.13          30 Months
                            10/5/01        25,000           $0.13            $8.56           $0.13          36 Months

_____________

(1) Subject to certain conditions, including such executive's continued employment with the Company through January 5, 2002, the exercise price for these options was repriced to $0.13, the fair market value of the common stock as of October 5, 2001, the date of repricing.


POLICY OF DEDUCTIBILITY OF COMPENSATION

         Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility of a corporation of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, compensation that qualifies as "performance based" is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre established, objective performance goals under a plan approved by shareholders.

         With the exception of Mr. Meyers, total cash compensation paid for salaries and bonuses during 2000 did not exceed the $1,000,000 limit for any individual executive. In addition, total cash compensation paid for salaries and bonuses during 2001 did not exceed the $1,000,000 limit for any individual executive. Stock option grants to date do not meet the requirement that such grants be "performance based" and are, therefore, not exempt from the limitations on deductibility. The compensation committee will continue to monitor the compensation levels potentially payable under the Company's cash and stock option compensation programs, but intends to retain the flexibility necessary to provide total cash and stock option compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests.

         In conclusion, the compensation committees believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company's goal of maximizing the return to stockholders.

         By the Compensation Committee
              of the Board of Directors,

         /s/ JEFFREY M. KILLEEN
         -------------------------
             JEFFREY M. KILLEEN


         /s/ ANDREW D. AFRICK
         -------------------------
             ANDREW D. AFRICK


PERFORMANCE GRAPHS

2000

         The following graph shows a five year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, and the Media General Internet Software and Services Index from December 31, 1995 through December 31, 2000. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in common stock, in the Nasdaq Market Index and the Internet Software and Services Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total stockholders return on the common stock did not include dividends. The Company presents below the Internet Software and Services Index as a comparative industry index for the Company's Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.


            COMPARISON OF CUMULATIVE 5 YEAR ANNUAL RETURN AMONG
               RARE MEDIUM GROUP, INC., NASDAQ MARKET INDEX,
                  AND INTERNET SOFTWARE AND SERVICES INDEX


                             [GRAPHIC OMITTED]



LEGEND:

                                                     FISCAL YEAR ENDING

COMPANY/INDEX/MARKET                   12/29/1995    12/31/1996    12/31/1997    12/31/1998    12/31/1999   12/29/2000
-------------------------------        ----------    ----------    ----------    ----------    ----------   ----------

Rare Medium Group, Inc                   100.00        49.43         15.91         37.50         310.23         17.33
Media General Internet Software          100.00        73.67         43.68         114.59        333.51         73.76
& Services Index
Nasdaq Market Index                      100.00        124.27        152.00        214.39        378.12        237.66

_____________________

(1) Assumes $100 invested on January 1, 1995 and reinvestment of dividends.

(2) The Media General "Internet Software Services and Index" relates to the business currently engaged in by the Company, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.





2001

         The following graph shows a five year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, and the Media General Internet Software and Services Index from December 31, 1996 through December 31, 2001. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in common stock, in the Nasdaq Market Index and the Internet Software and Services Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total stockholders return on the common stock did not include dividends. The Company presents below the Internet Software and Services Index as a comparative industry index for the Company's Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.


            COMPARISON OF CUMULATIVE 5 YEAR ANNUAL RETURN AMONG
               RARE MEDIUM GROUP, INC., NASDAQ MARKET INDEX,
                  AND INTERNET SOFTWARE AND SERVICES INDEX


                              [GRAPHIC OMITTED]


LEGEND:

                                                     FISCAL YEAR ENDING

COMPANY/INDEX/MARKET                   12/29/1996    12/31/1997    12/31/1998    12/31/1999    12/31/2000    12/29/2001
--------------------------------       ----------    ----------    ----------    ----------    ----------    ----------
Rare Medium Group, Inc                   100.00        32.18         75.86         627.59        35.05         13.61

Media General Internet Software          100.00        59.28         155.54        452.69        100.12        67.56
  & Services Index

Nasdaq Market Index                      100.00        122.32        172.52        304.29        191.25        152.46

_____________________

(1) Assumes $100 invested on January 1, 1996 and reinvestment of dividends.

(2) The Media General "Internet Software Services and Index" relates to the business currently engaged in by the Company, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.






                         FORWARD LOOKING STATEMENTS

         This proxy statement contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "anticipate," "expect," "estimate," "intent" and similar expressions identify forward looking statements. Forward looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward looking statements. Factors that would cause actual results to differ materially from the Company's current expectations include but are not limited to those factors set forth in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2001, each filed with the SEC, copies of which are being mailed to Stockholders concurrently with this proxy statement.

         Copies of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2001 are being mailed simultaneously with this proxy statement. The Form 10-K/A report and Form 10-Q report, however, are not part of the proxy solicitation material.

                               OTHER BUSINESS

         The board of directors knows of no business other than the matters set forth herein which will be presented at the annual meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                           STOCKHOLDER PROPOSALS

         The Company expects that the date of the 2002 Annual Meeting of Stockholders will change by more than 30 days from the 2001 annual meeting. Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the proxy statement for the Company's 2002 Annual Meeting of Stockholders must submit the same to the Secretary of the Company within a reasonable time before the Company begins to print and mail its proxy materials at the Company's principal executive office, 44 W. 18th Street, 6th Floor, New York, NY 10011. In order for a shareholder proposal at the 2002 annual meeting submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act, such proposal must be received by the Company within a reasonable time before the Company mails its proxy materials.

                           ADDITIONAL INFORMATION

         The Company is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy these reports, proxy statements and other information at the Securities and Exchange Commission public reference rooms. You can request copies of these documents by writing to the Securities and Exchange Commission and paying a fee for the copying costs. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. The Company's Securities and Exchange Commission filings are also available at the Securities and Exchange Commission's website at "www.sec.gov." In addition, you can read and copy the Company's Securities and Exchange Commission filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

                        ANNUAL REPORT ON FORM 10-K/A

         The Company is required to file an Annual Report on Form 10-K with the SEC. A copy of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2000, filed with the SEC is available without charge by writing to Robert C. Lewis, Senior Vice President, General Counsel and Secretary, Rare Medium Group, Inc., 44 W. 18th Street, 6th Floor, New York, New York 10011.



                                 IMPORTANT
                        MAIL YOUR SIGNED PROXY CARD

   Please complete, sign, date and mail the enclosed Proxy Card in the enclosed self-addressed envelope.

                                    By Order of the Board of Directors,


                                     /s/ Robert C. Lewis
                                     -----------------------------------------
                                     Robert C. Lewis, Senior Vice President,
                                          General Counsel and Secretary

February 25, 2002
New York, New York




------------------------------------------------------------------------------
COMMON STOCK PROXY

                          RARE MEDIUM GROUP, INC.
           44 W. 18TH STREET, 6TH FLOOR, NEW YORK, NEW YORK 10011
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON MARCH 28, 2002

         The undersigned hereby appoints Glenn S. Meyers, Chairman and Chief Executive Officer of Rare Medium Group, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of Rare Medium Group, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Rare Medium Group, Inc. to be held at 8:00 a.m., local time, on March 28, 2002, at the Greenville Room, Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RARE MEDIUM. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominee in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

         1. The election of Jeffrey M. Killeen to the Board of Directors.

            [  ]  FOR            [  ]  AGAINST        [  ] WITHHOLD AUTHORITY

         2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2001.

            [  ]  FOR            [  ]  AGAINST        [  ] ABSTAIN

         3. In the discretion of persons named above, to act upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.





THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEE ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.


         _________________________
         Signature

         _________________________
         Signature


         Dated: __________________, 2002

         In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.


       PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                     AND RETURN IN THE ENCLOSED ENVELOPE




-------------------------------------------------------------------------------
PREFERRED STOCK PROXY

                           RARE MEDIUM GROUP, INC.
           44 W. 18TH STREET, 6TH FLOOR, NEW YORK, NEW YORK 10011
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON MARCH 28, 2002

         The undersigned hereby appoints Glenn S. Meyers, Chairman and Chief Executive Officer of Rare Medium Group, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of Rare Medium Group, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of Rare Medium Group, Inc. to be held at 8:00 a.m., local time, on March 28, 2002, at the Greenville Room, Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RARE MEDIUM. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR each of the director nominees in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.

     1. The election of the following nominees to the Board of Directors:

         Jeffrey M. Killeen

         [  ]  FOR                 [  ]  AGAINST        [  ] WITHHOLD AUTHORITY

         Andrew D. Africk

         [  ]  FOR                 [  ]  AGAINST        [  ] WITHHOLD AUTHORITY

     2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2001.

         [  ]  FOR                 [  ]  AGAINST        [  ] ABSTAIN

     3. In the discretion of persons named above, to act upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.





THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.


         _________________________
         Signature

         _________________________
         Signature


         Dated: __________________, 2002

         In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.


PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
AND RETURN IN THE ENCLOSED ENVELOPE






                                                                      Annex A

                    AMENDED AND RESTATED CHARTER OF THE
                 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, the Audit Committee may contain one director who is not independent if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may invite members of management or others to attend meetings and provide pertinent information, as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV below.

IV.  RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements filed on Form 10-K or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants the proposed scope and approach for the audit.

         4. Review with financial management and the independent accountants the earnings release and/or the 10-Q prior to release of earnings and/or the filing of the 10-Q.

Independent Accountants

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to confirm the accountants' independence. The Committee shall also confirm the independent accountants' understanding of their accountability to the Board of Directors and the Committee as representatives of the shareholders. The Committee shall also be responsible for obtaining from the accountants a formal written statement of the accountants' relationships with the Corporation, consistent with Independence Standards Board Standard 1.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

         8. Review with management and the independent accountants the significant financial, legal and/or operational risks or exposures and assess the steps management has taken to minimize such risks.


Financial Reporting Processes

         9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

         10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         12. Provide oversight and review of the Company's asset management policies, including a quarterly review of the investment policies and performance of the Company's investments.


Process Improvement

         13. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         14. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         15. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         16. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.


Legal Compliance

         17. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

         18. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         19. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.